Exhibit 99.1
                                                                   ------------



                          FIRST SUPPLEMENTAL INDENTURE

                      (as to 6.875% Senior Notes due 2005)

          FIRST SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of June 24, 2004, among HEALTHSOUTH Corporation, a Delaware corporation (the "Company"), and Wilmington Trust Company, as successor trustee to PNC Bank, National Association, as trustee under the Indenture referred to below (the "Trustee").

                              W I T N E S S E T H

          WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of June 22, 1998, providing for the issuance of an aggregate principal amount of $250,000,000 of 6.875% Senior Notes due 2005 (the "2005 Notes") and an aggregate principal amount of $250,000,000 of 7.000% Senior Notes due 2008 (the "2008 Notes," and together with the 2005 Notes, the "Notes");

          WHEREAS, pursuant to Sections 2.3 and 11.5 of the Indenture, the Company delivered an Officers' Certificate, dated as of June 22, 1998, which contains certain additional covenants that are included in the Notes (the "Certificate");

          WHEREAS, the Special Committee of the Board of Directors of the Company has determined that it is in the best interests of the Company to authorize and approve the amendments to the Indenture (the "Proposed Amendments") set forth in this Supplemental Indenture;

          WHEREAS, Section 8.2 of the Indenture provides that the Company and the Trustee may amend the Indenture with the written consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of all series affected thereby ("Requisite Consent");

          WHEREAS, this Supplemental Indenture and the Proposed Amendments contemplated herein shall only apply to the 2005 Notes;

          WHEREAS, the Company has distributed Consent Solicitation Statements, dated March 16, 2004 as supplemented and amended on April 29, 2004, May 14, 2004 and June 8, 2004 (as supplemented and amended, the "Solicitation Statements"), and accompanying Consent Forms to the Holders of the 2005 Notes in connection with the Proposed Amendments as described in the Solicitation Statements;

          WHEREAS, the Requisite Consent to the Proposed Amendments to the provisions of the Indenture have been received by the Company and the Trustee and all other conditions precedent, if any, provided for in the Indenture relating to the execution of this Supplemental Indenture have been complied with as of the date hereof; and

          WHEREAS, the execution and delivery of this Supplemental Indenture have been duly authorized by the Company and all conditions and requirements necessary to make this instrument a valid and binding agreement have been duly performed and complied with;

          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the 2005 Notes as follows:

     1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

     2. DEFINITIONS.

     (a) Section 1.1 of the Indenture solely as it relates to the 2005 Notes is hereby amended to include the following new definitions:

     "Digital Hospital" means the planned 219-bed acute care hospital located on Highway 280 in Birmingham, Alabama replacement for the HEALTHSOUTH Medical Center.

     "Digital Hospital Transaction" means any sale, joint venture, sale leaseback or other related financing transaction involving the Digital Hospital.

     "Fiscal Year" means the twelve month period ending on December 31.

     "Historical Reports" means the Annual Report(s) on Form 10-K containing audited financial statements required to be filed with the Commission for any Fiscal Year ended on or prior to December 31, 2003.

     "Joint Venture" means any Person at least a majority of whose revenues result from healthcare related businesses or facilities.

     "Report Date" means the date on which the Company shall deliver the Supplemental Report.

     "Senior Notes" means our 7.375% Senior Notes due 2006, 7.000% Senior Notes due 2008, 8.375% Senior Notes due 2011, 8.500% Senior Notes due 2008 and 7.625% Senior Notes due 2012.

     "Senior Subordinated Notes" means our 10.750% Senior Subordinated Notes due 2008.

     "Supplemental Report" means the Annual Report on Form 10-K for the Fiscal Year ending December 31, 2004, containing audited financial statements required to be filed with the Commission pursuant to the Exchange Act for the Fiscal Year ending on December 31, 2004."

     (b) Section 1.1 of the Indenture (as more fully set out in the Certificate) is hereby amended solely as it relates to the 2005 Notes to replace the period at the end of the existing definition of "Attributable Debt" with a semicolon and to insert thereafter the following new language:

                  "provided, however, that Attributable Debt incurred in connection with the Digital Hospital Transaction shall be limited to Indebtedness incurred on a recourse basis by the Company or a Subsidiary of the Company (other than a Joint Venture formed for the purpose of owning, running, operating or managing the Digital Hospital) or Indebtedness with respect to which the Company or any such Subsidiary is otherwise liable on a recourse basis."

     3. LIMITATION ON LIENS. Section 3.10 of the Indenture (as more fully set out in the Certificate) is hereby amended solely as it relates to the 2005 Notes to replace the "or" at the end of existing clause (x) with a semicolon, to replace the period at the end of existing clause (xi) with an "or" and to add the following new clause (xii):

                  "(xii) liens securing obligations under the Credit Agreement dated as of June 14, 2002 among the Company, JPMorgan Chase Bank, as Administrative Agent and the other parties thereto, as amended, modified, supplemented, replaced, refinanced, refunded or extended from time to time."

     4. REPORTS BY COMPANY. Section 4.4 of the Indenture solely as it relates to the 2005 Notes is hereby amended by deleting the section in its entirety and replacing it with the following:

         "From and after the Report Date and for all periods ending on or after December 31, 2005, the Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. In addition to the foregoing, the Company shall file the Historical Reports with the Commission on or prior to June 30, 2005 and the Supplemental Report on or prior to December 31, 2005. The Company shall also furnish to the Trustee and to the Holders all other quarterly and annual reports and other information, documents and reports required to be filed with the Commission promptly after such reports and other information and documents are filed with the Commission."

     5. EVENTS OF DEFAULT DEFINED, ACCELERATION OF MATURITY; WAIVER OF DEFAULT.

     (a) Section 5.1(e) of the Indenture solely as it relates to the 2005 Notes is hereby amended to insert the following new language immediately following the semicolon at the end of existing Section 5.1(e):

                  "provided however, that from and after the date upon which this Supplemental Indenture becomes effective in accordance with the terms of the Indenture, any such acceleration by holders of our Senior Notes or Senior Subordinated Notes shall not constitute an Event of Default under this Section 5.1(e) solely as it relates to the 2005 Notes until (i) the trustee or the requisite number of registered holders of such indebtedness have made a demand for payment to the Company and (ii) the trustee or the requisite number of registered holders of such indebtedness have obtained a judgment from a court of competent jurisdiction ordering the Company to pay all amounts owing under such other series of our Senior Notes or Senior Subordinated Notes, as the case may be, that has effectively accelerated such indebtedness in accordance with the terms of the applicable indenture;"

     (b) Section 5.1 of the Indenture solely as it relates to the 2005 Notes is hereby amended to delete the word "or" at the end of current paragraph (g), to include the following new paragraphs as paragraphs (h) and (i) and to reletter the current paragraph (h) as new paragraph (j):

          "(h) the Company shall fail to file the Historical Reports with the Commission on or prior to June 30, 2005;

           (i) the Report Date does not occur on or prior to December 31, 2005; or"

     6. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     7. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     8. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

     9. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company. The Trustee accepts the trusts created by the Indenture, as amended and supplemented by this Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as amended and supplemented by this Supplemental Indenture.

     10. RATIFICATION OF INDENTURE; SUPPLEMENTAL PART OF INDENTURE. Except as specifically amended and supplemented by this Supplemental Indenture, the Indenture shall remain in full force and effect and is hereby ratified and confirmed. This Supplemental Indenture shall form a part of the Indenture solely with respect to the 2005 Notes for all purposes, and every holder of a 2005 Note heretofore or hereafter authenticated and delivered shall be bound hereby. This Supplemental Indenture shall become effective as of the date hereof at such time as executed counterparts of this Supplemental Indenture have been delivered by each party hereto to the other party hereto; provided, however, that no provision of this Supplemental Indenture shall be effective or binding on the parties hereto unless (i) such provision complies with the Trust Indenture Act and (ii) Holders of the requisite principal amount of 2005 Notes have provided consents (and not thereafter validly revoked such consent) to such provision on or prior to the date hereof.

     11. VALIDITY; ENFORCEABILITY. In case any provisions in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     12. THIRD-PARTY BENEFICIARY. Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the Holders of the 2005 Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture.


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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed and attested, all as of June 24, 2004.

                                        HEALTHSOUTH CORPORATION



                                        By: /s/ Gregory L. Doody
                                           ------------------------------------
                                            Name:  Gregory L. Doody
                                            Title: Executive Vice President
                                                   General Counsel and Secretary




                                        WILMINGTON TRUST COMPANY, AS TRUSTEE



                                        By: /s/ Steve M. Cimalore
                                            -----------------------------------
                                            Name:   Steve M. Cimalore
                                            Title:  Vice President